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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 21, 1997



                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                       0-22772                       81-3899950
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(State or other           (Commission File No.)               (IRS Employer
 jurisdiction of                                              Identification
 incorporation)                                                   Number)


   110 East Broadway, Missoula, Montana                           59802
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:           (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.   Other Events

                   On January 21, 1997, the Registrant issued the press release attached as Exhibit 99.1 announcing fourth quarter and year end earnings and a cash dividend.


Item 7.   Financial Statements and Exhibits

          (a)  Exhibits

               99.1  Press release, dated January 21, 1997
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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WesterFed Financial Corporation



Date: January 21, 1997                 By: Lyle R. Grimes
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                                           Chairman of the Board
                                           President & Chief Executive Officer
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                                Index to Exhibits



                                                                Sequentially
                                                                Numbered Page
                                                               Where Attached
 Exhibit                                                          Exhibits
 Number                                                         are located
 ------                                                        --------------
  99.1      Press Release dated January 21, 1997                     5